Income Taxes	12 Months Ended
Jan. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

(9) Income Taxes

(Loss) income from continuing operations before income taxes consisted of the following:

	Years Ended January 31,
(in thousands)	2014	2013	2012
Domestic	$(73,009)	$(60,745)	$(98,480)
Foreign	(2,763)	35,412	52,441

Total	$(75,772)	$(25,333)	$(46,039)

Components of income tax (benefit) expense from continuing operations were as follows:

	Years Ended January 31,
(in thousands)	2014	2013	2012
Currently due:
U.S. federal	$(5,926)	$(1,049)	$5,624
State and local	(460)	(278)	1,729
Foreign	10,990	12,564	20,349

	4,604	11,237	27,702

Deferred:
U.S. federal	44,352	(19,582)	(16,556)
State and local	4,247	(1,430)	(3,773)
Foreign	43	(268)	1,261

	48,642	(21,280)	(19,068)

Total	$53,246	$(10,043)	$8,634

A reconciliation of the total income tax (benefit) expense from continuing operations to the statutory federal rate is as follows for the years ended January 31:

	2014		2013		2012
(in thousands)	Amount	Effective Rate	Amount	Effective Rate	Amount	Effective Rate
Income tax at statutory rate	$(26,520)	35.0%	$(8,866)	35.0%	$(16,114)	35.0%
State income tax, net	(2,834)	3.7	(1,156)	4.6	(1,383)	3.0
Difference in tax expense resulting from:
Nondeductible goodwill impairment	4,781	(6.3)	—	—	22,500	(48.9)
Nondeductible expenses	4,921	(6.5)	960	(3.8)	1,257	(2.7)
Loss on remeasurement of equity method investment	—	—	2,697	(10.7)	—	—
Taxes on foreign affiliates	12,178	(16.1)	(4,707)	18.6	(7,141)	15.5
Taxes on foreign operations	(13,385)	17.6	4,698	(18.5)	2,002	(4.3)
Valuation allowance	78,141	(103.1)	(1,731)	6.8	5,219	(11.3)
Tax benefit related to tax expenses recorded on discontinued operations and equity	(10,821)	14.3	—	—	—	—
Changes in uncertain tax provisions	5,330	(7.0)	(1,166)	4.6	2,997	(6.5)
Other	1,455	(1.9)	(772)	3.0	(703)	1.4

Total	$53,246	(70.3)%	$(10,043)	39.6%	$8,634	(18.8)%

The tax effect of pretax income or loss from continuing operations generally is determined by a computation that does not consider the tax effect of other categories of income or loss (for example, other comprehensive income, discontinued operations, additional paid in capital, etc.). An exception to that general rule is provided when there is a pretax loss from continuing operations and pretax income from other categories of income. Pursuant to this exception, Layne has recorded an income tax benefit on continuing operations which offsets an income tax provision for discontinued operations and the additional paid in capital impact of the Convertible Notes.

The net income (loss) from discontinued operations for FY2014, FY2013 and FY2012 was $1.0 million, ($20.7 million) and $1.5 million, respectively. These amounts are net of income tax (expense) benefits of ($3.4 million), $14.4 million and ($0.6 million), respectively. The effective tax rate for discontinued operations was 78.0%, 41.0% and 28.4% for FY2014, FY2013 and FY2012, respectively. The credit recognized as additional paid in capital relating to the Convertible Notes issued during FY2014 was $11.1 million net of income tax expense of $7.1 million recorded at an effective rate of 39%.

Layne recorded a $78.1 million valuation allowance from continuing operations on its net domestic and certain foreign deferred tax assets during FY2014. Of the $78.1 million increase in valuation allowance, $54.4 million related to deferred tax assets established in a prior year, and $23.7 million related to deferred tax assets established in the current year. The total valuation allowance at January 31, 2014 was $72.5 million comprised of a domestic valuation allowance of $64.8 million and a foreign valuation allowance of $7.7 million.

In assessing the need for a valuation allowance, Layne concluded that it had a cumulative loss on domestic operations after adjusting for significant non-recurring charges for the three year period ended January 31, 2014. Layne considered the periods in which future reversals of existing taxable and deductible temporary differences are likely to occur, future taxable income, taxable income available in prior carry back years, and the availability of tax-planning strategies when determining the realizability of recorded deferred tax assets. Based on this assessment, Layne concluded that it was no longer more likely than not that realization of its domestic deferred tax assets would occur in future periods, and the remaining net domestic deferred tax asset was fully valued against. Similar consideration was given to foreign deferred tax assets, and Layne concluded that certain foreign deferred tax assets were no longer more likely than not realizable resulting in a valuation allowance being recorded. The establishment of a valuation allowance does not have any impact on cash, nor does such an allowance preclude Layne from using its loss carryforwards or utilizing other deferred tax assets in the future.

Layne maintains $1.3 million of deferred tax assets in various foreign jurisdictions as of January 31, 2014, where management believes that realization is more likely than not. Layne’s foreign subsidiaries will need to generate taxable income of approximately $4.7 million in their respective jurisdictions where the deferred tax assets are recorded in order to fully realize the deferred tax asset. Management will continue to evaluate all of the evidence in future periods and will make a determination as to whether it is more likely than not that deferred tax assets will be realized in future periods.

Layne was not in a cumulative three year loss position as of January 31, 2013 and 2012, respectively, based on an analysis of income over the current and prior two fiscal years, after adjusting for significant non-recurring charges. Layne determined that it was more likely than not the deferred tax asset was realizable at January 31, 2013 and 2012, respectively, and no valuation allowance was needed at that time, other than for a portion of the foreign tax credit carryforwards, for which Layne has and continues to conclude that such carryforward benefits may not be used before they expire.

Deferred income taxes result from temporary differences between the financial statement and tax bases of Layne’s assets and liabilities. The sources of these differences and their cumulative tax effects were as follows:

	Years Ended January 31,
(in thousands)	2014	2013
Accruals and reserves	$30,674	$35,234
Share based compensation	5,106	5,988
Tax deductible goodwill	3,141	4,916
Foreign tax credit carryforwards	24,174	20,954
Tax loss carryforwards	35,301	7,526
Cumulative translation adjustment	4,718	4,528
Other assets	1,865	2,046

Total deferred tax asset	104,979	81,192

Valuation allowance	(72,487)	(9,354)

Buildings, machinery and equipment	(16,488)	(16,207)
Convertible Notes	(7,105)	—
Unremitted foreign earnings	(11,188)	(3,636)
Other liabilities	(3,876)	(2,729)

Total deferred tax liability	(38,657)	(22,572)

Net deferred tax liability	$(6,165)	$49,266

The difference between the $78.1 million valuation allowance reflected in the FY2014 effective rate reconciliation from continuing operations and the $63.1 million increase in the valuation allowance during FY2014 reflected in the deferred income tax table is primarily the result of net deferred tax liabilities established during the current fiscal year which did not impact income from continuing operations.

Layne had the following tax losses and tax credit carryforwards at January 31, 2014 as:

(dollars in millions)	Expiration	Amount	Valuation Amount
Federal net operating losses	2034	$23.9	$(23.9)
State net operating losses	2024-2034	4.9	(4.9)
Other foreign tax loss carryforward	2019-2029	6.5	(6.5)
Federal foreign tax credit carryforwards	2018-2022	9.7	(9.7)
Federal foreign tax credit carryforwards	2023-2024	14.5	(14.5)

Total		$59.5	$(59.5)

As of January 31, 2014, undistributed earnings of foreign subsidiaries and certain foreign affiliates included $59.5 million for which no federal income or foreign withholding taxes have been provided. These earnings, which are considered to be invested indefinitely, become subject to income tax if they were remitted as dividends or if Layne were to sell its stock in the affiliates or subsidiaries. It is not practicable to determine the amount of income or withholding tax that would be payable upon remittance of these earnings.

Deferred income taxes were provided on undistributed earnings of certain foreign subsidiaries and foreign affiliates where the earnings are not considered to be invested indefinitely.

On September 13, 2013, the U.S. Treasury and the Internal Revenue Service issued final Tangible Property Regulations (“TPR”) under Internal Revenue Code (“IRC”) Section 162 and IRC Section 263(a). The regulations are not effective until tax years beginning on or after January 1, 2014; however, certain portions may require an accounting method change on a retroactive basis, thus requiring an IRC Section 481(a) adjustment related to buildings, machinery and equipment and deferred taxes. Layne has analyzed the expected impact of the TPR and concluded that the expected impact is minimal.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, excluding penalties and interest is as follows:

(in thousands)	2014	2013	2012
Balance, beginning of year	$11,996	$13,322	$12,016
Additions based on tax positions related to current year	766	2,501	2,534
Additions for tax positions of prior years	4,450	34	767
Settlement with tax authorities	(1)	(1,087)	(1,070)
Reductions for tax positions of prior years	(341)	—	(214)
Reductions due to the lapse of statutes of limitation	(1,558)	(2,774)	(711)

Balance, end of year	$15,312	$11,996	$13,322

Substantially all of the unrecognized tax benefits recorded at January 31, 2014, 2013 and 2012 would affect the effective rate if recognized. It is reasonably possible that the amount of unrecognized tax benefits will decrease during the next year by approximately $5.3 million due to settlements of audit issues and expiration of statutes of limitation.

Layne classifies interest and penalties related to income taxes as a component of income tax expense. As of January 31, 2014, 2013 and 2012, the Company had $8.4 million, $7.1 million and $6.8 million, respectively, of interest and penalties accrued associated with unrecognized tax benefits. The liability for interest and penalties increased $1.3 million, $0.3 million and $1.6 million during FY2014, FY2013 and FY2012, respectively.

Layne files income tax returns in the U.S. federal jurisdiction, various state jurisdictions and certain foreign jurisdictions. During the tax year ended January 31, 2014, the U.S. federal statute of limitations expired for the tax year ended January 31, 2010. The statute of limitations remains open for tax years ended January 31, 2011 through 2014. Layne is not currently under examination for federal purposes, but there are several state examinations currently in progress.

Layne files income tax returns in the foreign jurisdictions where it operates. The returns are subject to examination which may be ongoing at any point in time. Tax liabilities are recorded based on estimates of additional taxes which will be due upon settlement of those examinations. The tax years subject to examination by foreign tax authorities vary by jurisdiction, but generally the tax years 2010 through 2014 remain open to examination.